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                                                                   EXHIBIT 10.12
                       CAVANAUGHS HOSPITALITY CORPORATION
                        RESTRICTED STOCK AWARD AGREEMENT



     THIS AGREEMENT, dated ________, 1998, is made by and between Cavanaughs Hospitality Corporation, Inc., a Washington corporation hereinafter referred to as "Company," and __________, an employee of the Company, hereinafter referred to as "Recipient".

     WHEREAS, the Company wishes to award Recipient shares of its $.01 par value Common Stock; and

     WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

     WHEREAS, the Committee, appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Award provided for herein to the Recipient as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Award;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth therefor in the plan. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

     "Award" shall mean an award of Restricted Stock granted under this Agreement and Article VI of the Plan.

     "Cause" shall mean (i) the Recipient's failure or refusal to perform specific and lawful directions with respect to the Recipient's employment with the Company, (ii) the commission by the Recipient of a felony or the perpetration by the Recipient of an act of fraud, dishonesty, or
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misrepresentation against, or breach of fiduciary duty toward, the Company, or
(iii) any willful act or omission by the Recipient which is injurious in any material respect to the financial condition or business reputation of the Company.

     "Plan" shall mean The 1998 Stock Incentive Plan of Cavanaughs Hospitality Corporation.

                                   ARTICLE II

                                 GRANT OF AWARD
                                 --------------

Section 2.1    Grant of Award
               --------------

     In consideration of the Recipient's agreement to remain in the employ of the Company for a period of at least one year after the Award is granted and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Recipient the Award of an aggregate of ____ shares of its $.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2    Purchase Price
               --------------

     The purchase price of the shares of stock covered by the Award shall be $.01 per share (the par value of the Common Stock), without commission or other charge.

Section 2.3    Consideration to Company
               ------------------------

     The consideration to the Company for the Award consists of services performed by Recipient and the following agreement of Recipient. In consideration of the granting of this Award by the Company, the Recipient agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Award is granted. Nothing in the Plan or this Agreement shall confer upon any Recipient any right to continue in the employ of the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the Recipient at any time for any reason whatsoever, with or without cause.

Section 2.4    Adjustments in Award
               --------------------

     (a) In the event that the outstanding shares of the stock subject to the Award are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and

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kind of shares as to which the Award, or portions thereof not then received, shall be issuable, to the end that after such event the Recipient's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Award may include any necessary. Any such adjustment made by the Committee shall be final and binding upon the Recipient, the Company and all other interested persons.

     (b) Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Company will have the right to terminate the Plan as of the date of the exchange or conversion, in which case all Awards, rights and other awards under this Award shall become the right to receive such cash, securities or other property.

     (c) In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Board may in its discretion make an appropriate and equitable adjustment to the Award to reflect such diminution.

                                  ARTICLE III

                               PROOF OF ISSUANCE
                               -----------------

Section 3.1    Schedule of Issuance
               --------------------

     (a) Subject to Section 5.6, the Award shall become issuable in five installments as follows:

          (i) The first installment shall consist of _____ (20%) of the shares covered by the Award and shall become issuable on the date the Company completes the initial public offering of the Common Stock under the Securities Act (the "IPO Date").

          (ii) The second installment shall consist of _____ (20%) of the shares covered by the Award and shall become issuable on the first anniversary of the IPO Date.

          (iii) The third installment shall consist of _____ (20%) of the shares covered by the Award and shall become issuable on the second anniversary of the IPO Date.

          (iv) The fourth installment shall consist of _____ (20%) of the shares covered by the Award and shall become issuable on the fourth anniversary of the IPO Date.

          (v) The fifth installment shall consist of _____ (20%) of the shares covered by the Award and shall become issuable on the fifth anniversary of the IPO Date.

     (b) No portion of the Award which has not been issued at Termination of

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Employment shall thereafter become issuable, except as may be otherwise provided by the Committee.

Section 3.2    Expiration of Award
               -------------------

     The Award may not be issued to any extent after the first to occur of the following events:

     (a) The time of the Recipient's Termination of Employment unless such Termination of Employment results from the Recipient's death, the Recipient's retirement in accordance with the Company's retirement policies or after age fifty five (55) if the Recipient has completed five (5) years of employment with the Company, the Recipient's total and permanent disability, or the Recipient's being discharged other than for Cause; or

     (b) The expiration of three (3) months from the date of the Recipient's Termination of Employment by reason of the Recipient's being discharged other than for Cause, unless the Recipient dies within said three-month period; or

     (c) The expiration of one (1) year from the date of the Recipient's Termination of Employment by reason of the Recipient's total and permanent disability or the Recipient's retirement in accordance with the Company's retirement policies or after age fifty five (55) if the Recipient has completed five (5) years of employment with the Company; or

     (d) The expiration of one (1) year from the date of the Recipient's death; or

     (e) The effective date of either the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least twenty (20) days prior to the effective date of such merger, consolidation, exchange, acquisition, liquidation or dissolution, the Committee shall give the Recipient notice of such event if the shares subject to the Award have not then either been issued nor become unissuable under this Section 3.2.

Section 3.3    Acceleration
               ------------

     In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.2(f),

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that at some time prior to the effective date of such event this Award shall be issuable as to all the shares covered hereby, notwithstanding that this Award may not yet have become fully issuable under Section 3.1(a); provided, however, that this acceleration of issuance shall not take place if:

     (a) This Award becomes unissuable under Section 3.2 prior to said effective date; or

     (b) In connection with such an event, provision is made for an assumption of this Award or a substitution therefor of a new Award by an employer corporation or a parent or subsidiary of such corporation, and provided, further, that nothing in this Section 3.3 shall make this Award issuable if it is otherwise unissuable by reason of Section 5.6.

     The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting issuance shall be conditioned upon the consummation of the contemplated corporate transaction.

     None of the foregoing discretionary terms of this Section shall be permitted to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3.

Section 3.4    Conditions to Issuance of Stock Certificates
               --------------------------------------------

     The shares of stock deliverable pursuant to the Award, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to the Award or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee or Board shall, in its absolute discretion, deem necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or Board shall, in its absolute discretion, determine to be necessary or advisable; and

     (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, it is required to withhold upon

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delivery of shares subject to the Award; and

     (e) The receipt of a bona fide written representation and agreement, in a form satisfactory to the Committee or the Board, signed by the Recipient or other person then entitled to receive such Award or portion, stating that the shares of stock are being acquired for the Recipient's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Recipient or other person then entitled to receive such Award or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired does not violate the Securities Act, and may issue stop-transfer orders covering
such shares.   Share certificates evidencing Restricted Stock Awards shall bear an appropriate legend referring to the provisions of this subsection and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection shall, however, not be required if the Restricted Stock have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                                   ARTICLE IV

                                OTHER PROVISIONS
                                ----------------

Section 4.1    Administration
               --------------

     The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Recipient, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Award. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 4.2    Award Not Transferable
               ----------------------

     Neither the Award nor any interest or right therein or part thereof shall be liable for the

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debts, contracts or engagements of the Recipient or the Recipient's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 4.2 shall not prevent (i) transfers by will or by the applicable laws of descent and distribution, (ii) the designation by the Recipient of a beneficiary to receive the Recipient's Award or other rights under this Agreement after the Recipient's death, or (iii) transfers pursuant to a QDRO.

Section 4.3    Shares to Be Reserved
               ---------------------

     The Company shall at all times during the term of the Award reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 4.4    Restriction.  No shares of Restricted Stock issued under this
               -----------
Award (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shallto a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the date on which the Restricted Stock was issued, and provided, that by a resolution adopted after the Restricted Stock is
            --------
issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of this Restricted Stock Agreement.

Section 4.5    Repurchase of Restricted Stock.  The Company shall have the right
               ------------------------------
to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a termination of any consulting relationship between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that no such right of repurchase shall
                       --------  -------
exist in the event of a Termination of Employment without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

Section 4.6    Escrow.  The Secretary of the Company or such other escrow holder
               ------
as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

Section 4.7    Legend.  In order to enforce the restrictions imposed upon shares
               ------
of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions

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imposed thereby.

Section 4.8    Notices
               -------

     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Recipient shall be addressed to the Recipient at the address given beneath the Recipient's signature hereto. By a notice given pursuant to this
Section 4.8, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Recipient shall, if the Recipient is then deceased, be given to the Recipient's personal representative if such representative has previously informed the Company of such representative's status and address by written notice under this Section 4.8. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 4.9    Titles
               ------

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 4.10   Shareholder Approval
               --------------------

     The Plan will be submitted for approval by the Company's shareholders within twelve (12) months after the date the Plan was initially adopted by the Board. Shares of Restricted Stock pursuant to this Award may not issued prior to the time when the Plan is approved by the shareholders, and if such approval has not been obtained by the end of said twelve-month period, this Award shall thereupon be canceled and become null and void.

Section 4.11   Construction
               ------------

     This Agreement shall be administered, interpreted and enforced under the laws of the State of Washington.

Section 4.12   Conformity to Securities Laws
               -----------------------------

     The Recipient acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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Section 4.13   Amendments. etc.
               ----------------

     This Agreement may not be modified, amended, or terminated except by an instrument in writing, signed by the Recipient and by a duly authorized representative of the Company.


     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                    CAVANAUGHS HOSPITALITY CORPORATION


                    By:
                                    President


                    By:
                                    Secretary
[Name]
------
Recipient

[        ]
----------
Address

Recipient's Taxpayer
Identification Number:

[        ]
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